PRESS RELEASE
JANUARY 26, 2005
NEW HAVEN, CONNECTICUT   06510

                                                    CONTACT: MICHAEL M. CIABURRI
                                                               PRESIDENT AND COO
                                                                  (203) 782-1100



          SOUTHERN CONNECTICUT BANCORP, INC. ANNOUNCES YEAR END RESULTS



SOUTHERN CONNECTICUT BANCORP, INC. (AMEX: SSE), THE PARENT COMPANY OF THE BANK OF SOUTHERN CONNECTICUT AND THE BANK OF SOUTHEASTERN CONNECTICUT (IN ORGANIZATION), REPORTS SUBSTANTIAL ASSET GROWTH FOR THE TWELVE MONTH PERIOD ENDING DECEMBER 31, 2004 IN COMPARISON TO DECEMBER 31, 2003. TOTAL ASSETS OF BANCORP WERE $82,445,725 AT DECEMBER 31, 2004 IN COMPARISON TO $56,386,041 AT DECEMBER 31, 2003, REPRESENTING A 46% INCREASE. TOTAL EQUITY CAPITAL OF BANCORP INCREASED TO $20,697,727 AT DECEMBER 31, 2004 FROM $7,314,449 AT DECEMBER 31, 2003 REPRESENTING A 183% INCREASE. BANCORP REPORTS LOSSES OF $101,226 AND $98,284 FOR THE THREE AND TWELVE MONTH PERIODS ENDING DECEMBER 31, 2004 IN COMPARISON TO A PROFIT OF $25,948 AND A LOSS OF $597,927 FOR THE THREE AND TWELVE MONTH PERIODS ENDING DECEMBER 31, 2003. THREE AND TWELVE MONTH BASIC INCOME (LOSS) PER SHARE AT DECEMBER 31, 2004 WERE $(0.04) AND $(0.04) RESPECTIVELY IN COMPARISON TO A PROFIT OF $0.02 AND A LOSS OF $(0.56) IN THE PREVIOUS YEAR.


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FOR THE FISCAL YEAR END  DECEMBER  31,  2004,  THE BANK OF SOUTHERN  CONNECTICUT
RECORDED A PROFIT OF $191,342 IN COMPARISON TO A LOSS OF $485,127 FOR DECEMBER 31, 2003, THUS DEMONSTRATING SUBSTANTIAL IMPROVEMENT AND PROGRESS IN THE BANK'S OPERATIONS. THE BANK REPORTS A LOSS OF $10,056 FOR THE FOURTH QUARTER OF 2004 IN COMPARISON TO A PROFIT OF $110,641 FOR THE FOURTH QUARTER OF 2003. TOTAL ASSETS OF THE BANK OF SOUTHERN CONNECTICUT INCREASED BY 34% TO $75,234,783 AT DECEMBER 31, 2004 FROM $56,327,062 AT DECEMBER 31, 2003. TOTAL LOANS INCREASED BY 22% TO $49,862,694 AT DECEMBER 31, 2004 FROM $40,818,719 AT DECEMBER 31, 2003. TOTAL
DEPOSITS INCREASED BY 24% TO $58,761,428 AT DECEMBER 31, 2004 FROM $47,273,875 AT DECEMBER 31, 2003. IN ADDITION, THE BANK INCREASED ITS ALLOWANCE FOR LOAN AND LEASE LOSS TO 1.48% OF TOTAL LOANS AT DECEMBER 31, 2004 FROM 1.03% OF TOTAL LOANS AT DECEMBER 31, 2003.

THE BANK'S LOAN LOSS RESERVE OF 1.48% OF TOTAL LOANS IS ABOVE ITS PEER GROUP AVERAGE IN THE STATE OF CONNECTICUT OF 1.22% OF TOTAL LOANS.

THE BANK OF SOUTHERN CONNECTICUT OPENED FOR BUSINESS IN OCTOBER 2001 AND CURRENTLY HAS THREE BANKING OFFICES.

"WHILE WE EXPERIENCED A MODEST LOSS OF $98,284 FOR THE YEAR DUE PRIMARILY TO INCREASED EXPENSES ASSOCIATED WITH ESTABLISHING THE OPENING OF THE BANK OF SOUTHEASTERN CONNECTICUT IN NEW LONDON, CONNECTICUT, WE ARE PLEASED WITH THE CONTINUED GROWTH AND PROGRESS OF OUR COMPANY," STATED MICHAEL M. CIABURRI, PRESIDENT AND CHIEF OPERATING OFFICER.



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THE BANK OF SOUTHEASTERN  CONNECTICUT (IN  ORGANIZATION) IS EXPECTED TO COMMENCE
OPERATION DURING THE SECOND HALF OF 2005, SUBJECT TO RECEIPT OF FINAL APPROVALS FROM APPLICABLE REGULATORY AUTHORITIES, AND WILL BE HEADQUARTERED IN THE CITY OF NEW LONDON, CONNECTICUT. THE DELAY IN THE OPENING IS A DIRECT RESULT OF
CONSTRUCTION PROBLEMS THAT HAVE OCCURRED AT THE BANK'S HEADQUARTERS LOCATED AT 15 MASONIC STREET.

CERTAIN STATEMENTS CONTAINED IN THIS RELEASE AND IN OTHER WRITTEN MATERIALS AND STATEMENTS WE MAY ISSUE, INCLUDING WITHOUT LIMITATION STATEMENTS CONTAINING THE WORD "BELIEVES," "ANTICIPATES," "INTENDS," "EXPECTS," "ESTIMATES," "COULD," "WOULD," "WILL," OR WORDS OF SIMILAR IMPORT, CONSTITUTE FORWARD -LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS.

SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE OUR ACTUAL FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS, A LIMITED OPERATING HISTORY AND VOLATILITY OF EARNINGS, OUR DEPENDENCE ON OUR EXECUTIVE MANAGEMENT AND BOARD OF DIRECTORS, OUR BUSINESS CONCENTRATION IN SMALL TO MEDIUM-SIZED BUSINESSES IN THE NEW HAVEN AND NEW LONDON, CONNECTICUT AREAS, AS WELL AS CHANGES IN OUR BUSINESS, COMPETITIVE MARKET AND REGULATORY CONDITIONS AND STRATEGIES. ADDITIONAL INFORMATION CONCERNING FACTORS THAT COULD IMPACT FORWARD-LOOKING STATEMENTS CAN BE FOUND IN THE COMPANY'S PERIODIC PUBLIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION AND IN THE SECTION CAPTIONED "RISK

FACTORS" IN OUR FINAL PROSPECTUS, FILED ON JUNE 17, 2004 PURSUANT TO THE RULE 424(B) (1) UNDER THE SECURITIES ACT OF 1933 AS AMENDED. GIVEN THESE UNCERTAINTIES, READERS ARE CAUTIONED NOT TO PLACE ANY UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS. WE DISCLAIM ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD LOOKING STATEMENTS TO REFLECT FACTS, ASSUMPTIONS, CIRCUMSTANCES OR EVENTS THAT OCCUR AFTER THE DATE ON WHICH SUCH FORWARD-LOOKING STATEMENTS WERE MADE.